Furmanite Corporation QUARTER AND YEAR ENDED JUNE 30, 2012 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the
Company’s Form 10-K as of December 31, 2011 filed with the Securities and
Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the
Company assumes no obligation to update any forward-looking statements.

Safe Harbor Statement

3 Opening Comments • Perspective on Revenue Growth • Perspective on European Restructuring Charles R. Cox, Chairman & CEO

Furmanite Corporation QUARTER AND YEAR ENDED JUNE 30, 2012 Financial Review Robert S. Muff, Principal Financial Officer 4

Condensed Consolidated Income Statements
($ in 000s except percentages and per share amounts) (Unaudited)

For the Three Months Ended
June 30,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $       85,928
100.0%
$      83,009
100.0%
$      2,919
Operating costs 58,211
67.8%
56,323
67.9%
1,888
Depreciation and amortization expense 1,964
2.3%
2,198
2.6%
(234)
Selling, general and administrative expense 19,526
22.7%
17,724
21.4%
1,802
Operating income, excluding relocation and
restructuring costs 6,227
7.2%
6,764
8.1%
(537)
Relocation and restructuring costs 1,424
1.6%
157
0.2%
1,267
Operating income 4,803
5.6%
6,607
7.9%
(1,804)
Interest and other income (expense), net (269) (135) (134)
Income before income taxes 4,534 6,472 (1,938)
Income tax expense (2,690) (1,326) (1,364)
Net income $        1,844 $        5,146 $     (3,302)
Diluted earnings per share $         0.05 $         0.14 $       (0.09)
Adjusted diluted earnings per share* $         0.08 $         0.14 $       (0.06)
* Excludes $1.0 million of relocation and restructuring costs, net of tax for the three months ended June 30, 2012. Excludes $0.1 million of restructuring costs, net of tax for the three months ended June 30, 2011.

Condensed Consolidated Income Statements
($ in 000s except percentages and per share amounts) (Unaudited)

For the Six Months Ended
June 30,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $      157,710
100.0%
$     156,063
100.0%
$      1,647
Operating costs 110,563
70.1%
106,725
68.4%
3,838
Depreciation and amortization expense 3,989
2.5%
4,073
2.6%
(84)
Selling, general and administrative expense 36,859
23.4%
34,588
22.2%
2,271
Operating income, excluding relocation and
restructuring costs 6,299
4.0%
10,677
6.8%
(4,378)
Relocation and restructuring costs 2,247
1.4%
245
0.2%
2,002
Operating income 4,052
2.6%
10,432
6.7%
(6,380)
Interest and other income (expense), net (798) (253) (545)
Income before income taxes 3,254 10,179 (6,925)
Income tax expense (2,240) (1,007) (1,233)
Net income $        1,014 $        9,172 $     (8,158)
Diluted earnings per share $         0.03 $         0.25 $       (0.22)
Adjusted diluted earnings per share* $         0.07 $         0.22 $       (0.15)
* Excludes $1.5 million of relocation and restructuring costs, net of tax for the six months ended June 30, 2012. Excludes $0.2 million of restructuring costs, net of tax and $1.2 million acquisition related income tax benefit for the six months ended June 30, 2011.

Revenues Adjusted for Currency Rates
2012 amounts at 2011 exchange rates
($ in 000s except percentages) (Unaudited)

For the Three Months Ended For the Six Months Ended
June 30, June 30,
2012 2011
Change
%
Change
2012 2011
Change
%
Change
Revenues
Americas $   46,944 $   40,943
$    6,001 15%
$    87,642 $    81,170
$     6,472 8%
EMEA 27,485 32,266
(4,781) -15%
50,512 56,939
(6,427) -11%
Asia-Pacific 11,499 9,800
1,699 17%
19,556 17,954
1,602 9%
Total revenues $    85,928 $    83,009
$   2,919 4%
$
157,710 $  156,063
$    1,647 1%
Currency adjusted revenues:
Americas $    46,972 $    40,943
$     6,029 15%
$    87,678 $    81,170
$     6,508 8%
EMEA 29,175 32,266
(3,091) -10%
52,817 56,939
(4,122) -7%
Asia-Pacific 12,150 9,800
2,350 24%
19,915 17,954
1,961 11%
Total currency adjusted
revenues $   88,297 $    83,009
$     5,288 6%
$  160,410 $  156,063
$    4,347 3%

Condensed Consolidated Balance Sheets
($ in 000s)

(Unaudited)
June 30, December 31,
2012 2011
Cash $            28,733 $            34,524
Trade receivables, net 79,431 71,508
Inventories 32,402 26,557
Other current assets 11,734 13,171
Total current assets 152,300 145,760
Property and equipment, net 36,445 34,060
Other assets 32,815 27,412
Total assets $         221,560 $         207,232
Total current liabilities $            45,235 $            41,999
Total long-term debt 39,347 31,051
Other liabilities 15,563 15,293
Total stockholders' equity 121,415 118,889
Total liabilities and
stockholders' equity $        221,560 $        207,232

Condensed Consolidated Statements of Cash Flows
($ in 000s) (Unaudited)

For the Six Months Ended
June 30,
2012 2011
Net income $       1,014 $      9,172
Depreciation, amortization and other non-cash items 7,162 3,672
Working capital changes (7,821) (14,807)
Net cash provided by (used in) operating activities 355 (1,963)
Capital expenditures (3,309) (1,579)
Acquisitions of assets and business, net of cash acquired (9,259)    (4,029)
Payments on debt (32,714) (69)
Proceeds from issuance of debt 39,300 –
Other, net (71) 231
Effect of exchange rate changes on cash (93) 1,094
Decrease in cash and cash equivalents (5,791) (6,315)
Cash and cash equivalents at beginning of period 34,524 37,170
Cash and cash equivalents at end of period $      28,733 $       30,855

Furmanite Corporation QUARTER AND YEAR ENDED JUNE 30, 2012 Operations Review Joseph E. Milliron, President and Chief Operating Officer 10

As of June 30, 2012

Global Service Network
The
Americas
EMEA
APAC
• 752 technicians
• 56% of YTD revenues
• 29 locations
• 401 technicians
• 32% of YTD revenues
• 30 locations
• 140 technicians
• 12% of YTD revenues
• 15 locations

Business and Geographic Data – On-line¹ Services Revenues
($ in 000’s) (Unaudited)
1
Formerly referred to as under-pressure services
Total Americas EMEA APAC
On-line Services  2
nd
Qtr. 2012 $   29,949 $   15,977 $    10,485 $    3,487
On-line Services  2
nd
Qtr. 2011 31,625 17,054 10,696 3,875
Variance $    (1,676) $  (1,077)     $     (211)     $     (388)
On-line Services  YTD 2012 $   60,094 $   32,624 $    19,787 $    7,683
On-line Services  YTD 2011 59,549 32,999 20,166 6,384
Variance $       545 $     (375)     $     (379)     $   1,299

Business and Geographic Data – Off-line¹ Services Revenues
($ in 000’s) (Unaudited)

1
Formerly referred to as turnaround services
Total Americas EMEA APAC
Off-line Services  2
nd
Qtr. 2012 $    42,652 $    23,312 $    11,866 $     7,474
Off-line Services  2
nd
Qtr. 2011 37,678 17,401 15,593 4,684
Variance
$      4,974       $      5,911
Off-line Services  YTD Qtr. 2012 $    71,370 $    40,382 $    20,338 $    10,650
Off-line Services  YTD Qtr. 2011 70,178 35,765 25,689 8,724
Variance $      1,192       $      4,617
$    (3,727)
$    (5,351)
$     2,790
$     1,926

Furmanite Corporation QUARTER AND YEAR ENDED JUNE 30, 2012 Charles R. Cox, Chairman & CEO 14

2
nd
Quarter
•
Revenues up $2.9 million, after recouping $8 million of
year-over-year “takeaways”
•
1
st
Quarter slowness did not continue in 2
nd
Quarter
•
Caution on year-over-year, quarter to quarter comparison –
Quarterly variability is a constant reality
•
European Restructuring includes strong medicine – Behind
us by year-end
Financial Comments

•
4
th
Quarter and Beyond look Potentially Strong – for Good
Reason!
•
Year-over-Year Variability should be Expected
•
Furmanite is Experiencing More Positive Change – Fully
Embraced by the Team
•
Strong Performance-Based Incentives in place
Positive Future Outlook

•
Markets Remain Remarkably Consistent with 2010 and 2011
•
Except for four countries – Europe markets are slightly
weaker
•
Australia much stronger
•
Future direction of European markets remains an open
question
•
We aim to be the Best and Most Competitive – Key to
Success in Any Market
Business Conditions

•
Much Already Accomplished – Direction & Goals Clear
•
So Much to Improve – so Much Yet to Do!
•
Both Major Revenue Growth & Execution Excellence are our
Primary Goals
•
Organic Growth and Solid Execution Fundamentals, First
Priority
Summary

To safely and ethically establish
Furmanite as the World leader in all our
Service Lines by 2014, through
Innovation, Global Teamwork, Market
Dominance, Project Excellence and
Customer Service Perfection.
“The World Leader in All Service Lines by
2014”

Furmanite Vision

Furmanite Corporation Review of 2Q 2012 August 7, 2012 www.furmanite.com 20